UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2004

Movie Gallery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

900 West Main Street
Dothan, Alabama		36301
(Address of principal executive offices)		(Zip Code)

(334) 677-2108

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On December 16, 2004, the Company amended its 2003 Employee Stock Purchase Plan modifying payroll deduction dates, eligibility and withdrawal requirements.  The amendment is filed as an exhibit to this Report.

Item 9.01  Financial Statements and Exhibits

(c) The following exhibit is filed as part of this report:

10.1  Amendment to the Movie Gallery, Inc. 2003 Employee Stock Purchase Plan, dated December 16, 2004

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.

Date: December 20, 2004

	BY:	/s/ Ivy M. Jernigan
Ivy M. Jernigan
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

10.1               Amendment to the Movie Gallery, Inc. 2003 Employee Stock Purchase Plan, dated December 16, 2004